UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2025

RYVYL Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Camino Del Rio North, Suite 1400
San Diego, CA 92108

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 631-8261

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVYL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

RYVYL Inc. (the “Company”) will host its 2025 Annual Meeting of Shareholders (“2025 Annual Meeting”) virtually on October 23, 2025. The Company’s Board of Directors has set a record date of September 10, 2025, entitling shareholders of record as of such date to notice of and to vote at the Annual Meeting. Because the Company is holding the 2025 Annual Meeting more than 30 days prior to the anniversary of last year’s Annual Meeting of Shareholders, as provided in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (Rule 14a-8), the Company is hereby providing the date by which shareholder proposals must be received by the Company to be included in the proxy statement for the 2025 Annual Meeting.

The Company will provide additional details regarding the matters to be voted on and instructions for accessing the Annual Meeting in the Company’s proxy statement to be filed with the Securities and Exchange Commission prior to the 2025 Annual Meeting.

Deadline for Rule 14a-8 Stockholder Proposals

To be considered for inclusion in proxy materials for the 2025 Annual Meeting, stockholder proposals submitted pursuant to Rule 14a-8 and intended to be presented at the Annual Meeting must be received by the Company at 3131 Camino Del Rio North, Suite 1400, San Diego, CA 92108 no later than the close of business on September 12, 2025. Any proposal received after such date will be considered untimely. All Rule 14a-8 proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting. The public announcement of an adjournment or postponement of the date of the Annual Meeting will not commence a new time period (or extend any time period) for submitting a proposal pursuant to Rule 14a-8.

Advance Notice Deadline for Director Nominations

To be considered for inclusion in proxy materials for the 2025 Annual Meeting to bring nominations for directors, any such nominations must be received by the Company at the same address provided above no later than the close of business on September 12, 2025. Any proposal received after such date will be considered untimely.

Further, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by September 12, 2025.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2025	RYVYL Inc.

	By:	/s/ Fredi Nisan
		Name:	Fredi Nisan
		Title:	Chief Executive Officer

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